The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

                                   TERM SHEET



                          REGARDING PRIVATE OFFERING OF

                              $10,500,000 "B NOTE"
                                  (APPROXIMATE)




                             GALLERY AT HARBORPLACE
                               BALTIMORE, MARYLAND


--------------------------------------------------------------------------------
EXPECTED SHADOW RATING       APPROXIMATE FACE    CUMULATIVE     CUMULATIVE
        (S&P)                   AMOUNT(1)           LTV %(2)      DSCR(3)
--------------------------------------------------------------------------------
          A-                    3,000,000          52.50%         1.77x
--------------------------------------------------------------------------------
         BBB                    7,500,000          58.80%         1.58x
--------------------------------------------------------------------------------
TOTALS:                       $10,500,000          58.80%         1.58x
--------------------------------------------------------------------------------
(1)  Subject to change based upon completion of rating agency due diligence.
(2) Calculation based on the Lehman Brothers estimated value of $120,000,000 and assuming the loan amount including the A Note principal balance of $60,000,000.
(3) Calculated based on the actual debt constant of 8.64%, underwritten net cash flow of $9,622,897 and assuming the loan amount including the A Note principal balance of $60,000,000.







                                LEHMAN BROTHERS



This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

MORTGAGE LOAN HIGHLIGHTS(1)
---------------------------

o $70,500,000 first fee mortgage loan (the "Original Loan") to be split into two mortgage loans (the "New Loans") evidenced by a $60,000,000 A Note (the "A Note") and a $10,500,000 B Note (the "B Note"), respectively. The A Note will be transferred to the LB-UBS 2000-C5 securitization.

o The Original Loan is a 7.80% fixed rate, hyperamortizing loan(2), with a 30-year amortization schedule, an Anticipated Repayment Date of December 2010 (the "Anticipated Repayment Date" or "ARD") and a final maturity date of December 2030.

o The New Loans will be secured by the office and retail component of the Gallery at Harborplace (the "Property"), a mixed-use development consisting of 138,352 net rentable square feet of retail space, 264,729 net rentable square feet of office space. Borrower has rights to a 1,140 parking space garage subject to payments owed to the City of Baltimore in connection with bonds issued to finance the construction of the garage.

o Sponsorship: The Rouse Company currently owns and manages the Property. The Rouse Company is a REIT that has engaged in the ownership, operation and management of office, industrial, retail and large scale developments for over 60 years. The company owns 250 properties located in 25 states and Canada. As of October 19, 2000, the Company had a market capitalization of $5.2 billion and senior unsecured debt ratings of Baa2/BBB- from Moody's and S&P, respectively. Moody's maintains a 'stable' outlook on the company, while Standard & Poor's maintains a 'positive' outlook.

o LTV: The A Note and B Note have a combined loan-to-value ratio of 58.8% based on Lehman Brothers' estimated value of $120,000,000.

o DSCR: Based on underwritten net cashflow of $9,622,897 and an expected loan constant of 8.64%, the A Note and B Note have a combined DSCR of 1.58x.

o Prepayment Provisions: Lock out with defeasance permitted two years after securitization. Prepayment without penalty allowed one month prior to ARD.

o    Cash Management: Springing lockbox if debt service coverage falls below
     1.25x.

o    Reserves: Monthly for tax and insurance escrows.


(1) Mortgage loan terms described herein are preliminary and are subject to change prior to closing, which is scheduled to be on or about November 15, 2000.

(2) The interest rate for the New Loans after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 5%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Payment Date to the Maturity Date plus 5%. The amount by which interest at the post-Anticipated Repayment Date rate exceeds interest at the regular interest rate shall be added to principal, shall compound at the post-Anticipated Repayment Date rate and shall be payable after all interest at the regular interest rate, and the principal balance of the loan, have been paid in full. After the Anticipated Repayment Date, certain amounts of excess cash flow shall be utilized to pay principal of the loan.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000

PROPERTY HIGHLIGHTS
-------------------

o The Gallery at Harborplace is a mixed-use development located in Baltimore's Inner Harbor, which is one of Maryland's premier tourist attractions. The property is a 28-story mixed-use development featuring 138,532 net rentable square feet of retail space, 264,729 net rentable square feet of office space and 1,140 space garage.

o    Other Property Features:

     - The retail portion features more than 75 shops and eateries lining an open vaulted atrium.

     - The office component is Class A and is regarded as one of the best office spaces in the City of Baltimore.

     - The Property has an attractive and modern design featuring a six-story atrium lined by retail shops and eateries, cascading escalators and one of the best harbor views in Baltimore.

     - The Property benefits from increased traffic relating to the Renaissance Hotel located in a separate subdivided air rights parcel above the retail center and two retail/restaurant pavilions located across the street.

     - The Property is located in the center of Baltimore's Inner Harbor area, which draws 15 million visitors annually.

o    Location: Baltimore, Maryland

o Year Built: The retail space and the parking garage were built in 1987 and the office space was built in 1988.

o    Top Five Retail Tenants:


                                              SQUARE FOOTAGE                    % OF TOTAL GLA                    LEASE EXPIRATION

       The Gap                                    10,257                             2.5%                             1/31/05

       Brooks Brothers                             8,573                             2.1%                             8/31/10

       Forever 21                                  8,131                             2.0%                             5/31/10

       Casual Corner                               5,521                             1.4%                             8/31/07

       Talbots                                     5,275                             1.3%                             1/31/10


o    Top Five Office Tenants:



                                              SQUARE FOOTAGE                    % OF TOTAL GLA                    LEASE EXPIRATION
       KPMG LLP                                   46,367                            11.5%                        4/30/08; 10/31/00

       Hogan & Hartson                            32,620                             8.1%                             9/30/03

       ExecuCentre                                25,896                             6.4%                             12/31/01

       Blau Direct Edge                           24,894                             6.2%                         3/31/06; 9/30/05

       Niles, Barlton                             21,835                             5.4%                             6/30/06

* Other office tenants include A.G. Edwards & Sons and Donaldson, Lufkin & Jenrette

o Occupancy: Retail occupancy of 90.4%; office occupancy of 98.4%; overall occupancy of 95.6% as of July 2000.

o Retail Sales: In-line sales for the trailing twelve months ending July 2000 were approximately $421 per square foot.

o    Occupancy Costs: 14.6% as of July 2000

o Borrower's TTM (10/99-9/00) NOI: $9,486,135 according to borrower-provided financial statements.

o Underwritten cashflow: $9,622,897 based on leases in place as of September 2000 and rent step-ups of such leases for succeeding twelve months.

This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

The information in this Term Sheet will be superseded by the information contained in any subsequent term sheets and definitive offering circular for any securities actually sold to you. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.

                                                                November 2, 2000


STRUCTURAL SUMMARY
------------------

A/B NOTE STRUCTURE     The New Loans will be evidenced by the A Note and the B
                       Note. The New Loan evidenced by the A Note, which will have a loan amount with credit characteristics consistent with those of a rating which is not lower than "A" by S&P, will be contributed to the LB-UBS 2000-C5 securitization. The New Loan evidenced by the B Note will be sold separately to a Qualified Institutional Buyer either through a direct sale of the B Note or through a sale to another trust which will in turn issue securities representing the whole interest in such note.

                       The holder of the B Note or of the securities collateralized by the B Note, as applicable, will have certain rights and remedies including the following:

                       o The right, but not the obligation, to buy the A Note out of the LB-UBS 2000-C5 transaction following either of the A Note or B Note being subject to special servicing and a 60-day monetary delinquency, in order to effect a different course of asset resolution from the one proposed by the transaction's special servicer. The purchase price of the A Note is par plus any accrued interest and trust expenses relating to the A Note (including interest on Advances described below);

                       o The right to receive all notices of significant special servicing events; and

                       o The right to advise and direct the special servicer with respect to actions taken by the special servicer regarding significant special servicing events and waivers of due on sale and due on encumbrance clauses provided that (i) the principal balance of the B Note, less any appraisal reductions, is at least 50% of the initial principal balance of the B Note, and (ii) such advice or direction is consistent with the servicing standard.

DISTRIBUTIONS          Interest and principal payments will be allocated first
                       to the A Note and then to the B Note.

ADVANCING              The servicer will be obligated to make advances of
                       scheduled principal and interest payments and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable. Such Advances will accrue interest at the Prime Rate. The B Note holder has the right to request the servicer to terminate any Advances relating to amounts owed on the B Note.


This material is for your private information and we are not soliciting any action based upon it. No securities are being offered by these summary materials. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that may be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of those assumptions or the likelihood that any of those assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets and securities discussed herein supersedes all prior information regarding such assets and securities. This material is intended solely for "qualified institutional buyers" within the meaning of Rule 144A under the Securities of 1933, as amended. If you are not a "qualified institutional buyer," you should promptly return this material to Lehman Brothers.